                           CREDIT SUISSE FIRST BOSTON
                     IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                         DERIVED INFORMATION [11/10/03]

                                   [$11,880,000]
                            [Subordinate] Bonds Offered
                                   (Approximate)

                                   [$198,000,000]
                           Total Notes Offered & Non-Offered

                  Home Equity Loan-Backed Notes, Series 2003-D

              Credit Suisse First Boston Mortgage Acceptance Corp.
                                    Depositor

                         U.S. Bank Notional Association
                                   Indenture Trustee

         The information contained in the attached materials is referred to as the "Information".

        The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and
Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the
Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive
Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston Trading Desk at (212) 538-8373.

                           CREDIT SUISSE FIRST BOSTON
                     IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                           [$11,880,000] (Approximate)
                Home Equity Mortgage-Backed Notes, Series 2003-D

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                        pls run breakevens using 100% severity, 10%cpr, pricing speed, and 40%cpr.  run these 3 scenarios to forward libor and forward libor+200.

        Please run cashflows to maturity with 0% advancing, triggers fail, a 6-month lag for newly originated loans.

     Interest Rate                CPR         Severity    CDR       Cum Net Loss          Principal Writedown (if any)
     Forward Libor                10%           100%      4.1%         22.8%                           0
     Forward Libor           pricing speed      100%      4.7%         14.0%                           0
     Forward Libor                40%           100%      5.1%          9.1%                           0
   Forward Libor + 200            10%           100%      2.5%         15.0%                           0
   Forward Libor + 200       pricing speed      100%      3.0%          9.3%                           0
   Forward Libor + 200            40%           100%      3.5%          6.4%                           0
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